UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                January 29, 2003
                                ----------------
                                 Date of Report
                        (Date of earliest event reported)


                                 RADVISION LTD.
             (Exact name of registrant as specified in its charter)



            Israel                    000-29871                      N/A
            ------                    ---------                      ---
(State or other jurisdiction         (Commission               (IRS Employer
       of incorporation)             File Number)           Identification No.)


               24 Raoul Wallenberg Street, Tel Aviv 69719, Israel
               --------------------------------------------------
              (Address of principal executive offices and zip code)


                               011-972-3-645-5220
                               ------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

     On January 29, 2003, RADVision Ltd. (Nasdaq: RVSN) issued a press release announcing its earnings for the three months and year ended December 31, 2002. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        c.  Exhibits

          99.1 Press release issued by RADVision Ltd. re earnings for the three months and year ended December 31, 2002 dated January 29, 2003.







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

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: January 29, 2003                      RADVISION LTD.
                                            (Registrant)



                                            By: /s/David Seligman
                                                -----------------
                                                   David Seligman
                                                   Chief Financial Officer









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